Exhibit (a)(2)(iii)

VOTING INSTRUCTION FORM TURQUOISE HILL RESOURCES LTD. MEETING TYPE: MEETING DATE: RECORD DATE: PROXY DEPOSIT DATE: A/C SPECIAL MEETING TUESDAY, NOVEMBER 01, 2022 AT 10:30A.M. EDT FOR HOLDERS AS OF SEPTEMBER 19, 2022 OCTOBER 28, 2022 STEP 1 ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. SCAN TO VIEW MATERIAL AND VOTE NOW 1 To consider and, if deemed advisable, to pass, with or without variation, a special resolution, the full text of which is outlined in Appendix A of the accompanying management proxy circular (the “Circular”), to approve an arrangement punuant to section 195 of the Business Corporations Act (Yukon) involving the Corporation, Rio Tinto International Holdings Limited and Rio Tinto plc, the whole as described in the Circular. 900435207 REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING. SEE VOTING INSTRUCTION NO. 2 ON REVERSE ***WE NEED TO RECEIVE YOUR VOTING INSTRUCTIONS AT LEAST ONE BUSINESS DAY BEFORE THE PROXY DEPOSIT DATE.*** ** ISSUER COPY ** REVIEW YOUR VOTING OPTIONS BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: 1-800-454-8683 BY MAIL: THIS VOTING INSTRUCTION FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. STEP 2 COMPLETE YOUR VOTING DIRECTIONS ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY BOLD TEXT OVER THE BOXES (FILL IN ONLY ONE BOX”” PER ITEM IN BLACK OR BLUE INK) RECOMMENDATION FOR AGAINST 0 0 FOR FILL IN THE BOX VOTE THESE SHARES IN PERSON. TO THE RIGHT IF YOU PLAN TO ATTEND THE MEETING AND STEP 3 *ISSUER CONFIRMATION COPY INFO ONLY* *INVALID IF NOT SIGNED* SIGNATURE(S) THIS DOCUMENT MUST BE SIGNED AND DATED MMDDY Y

Broadridge 51 MERCEDES WAY EDGEWOOD NY 11717 TURQUOISE HILL RESOURCES LTD. SUITE 3680 1 PLACE VILLE-MARIE MONTREAL, QC H3B 3P2 CANADA About Voting A meeting is being held for the holders of the securities listed on the other side of this form. As a beneficial holder of the securities you have the right to vote on the item(s) being covered at the meeting, which are described in the Proxy Statement. The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. Please read the Proxy Statement carefully and take note of any relevant proxy deposit date. We need to receive your voting instructions at least one business day before the proxy deposit date noted on the reverse. 05022021 If you have any questions, please contact the person who services your account. We have been requested to forward to you the enclosed proxy material relative to securities held by us in your account but not registered in your name. Only we as the holder of record can vote such securities. We shall be pleased to vote your securities in accordance with your wishes, if you will execute the form and return it to us promptly in the enclosed business reply envelope. It is understood that if you sign without otherwise marking the form your securities will be voted as recommended in the Proxy Statement. For this meeting, the extent of our authority to vote your securities in the absence of your instructions can be determined by referring to the applicable voting instruction number indicated on the face of your form. For margin accounts, in the event your securities have been loaned over record date, the number of securities we vote on your behalf has been or can be adjusted downward. Please note that under a rule amendment adopted by the New York Stock Exchange for shareholder meetings held on or after January 1, 2010, brokers are no longer allowed to vote securities held in their clients’ accounts on uncontested elections of directors unless the client has provided voting instructions (it will continue to be the case that brokers cannot vote their clients’ securities in contested director elections). Consequently, if you want us to vote your securities on your behalf on the election of directors, you must provide voting instructions to us. Voting on matters presented at shareholder meetings, particularly the election of directors is the primary method for shareholders to influence the direction taken by a publicly-traded company. We urge you to participate in the election by returning the enclosed voting instruction form to us with instructions as to how to vote your securities in this election. If your securities are held by a broker who is a member of the New York Stock Exchange (NYSE), the rules of the NYSE will guide the voting procedures. These rules provide that if instructions are not received from you prior to the issuance of the first vote, the proxy may be given at the discretion of your broker (on the tenth day, if the material was mailed at least 15 days prior to the meeting date or on the fifteenth day, if the proxy material was mailed 25 days or more prior to the meeting date). In order for your broker to exercise this discretionary authority, proxy material would need to have been mailed at least 15 days prior to the meeting date, and one or more of the matters before the meeting must be deemed “routine” in nature according to NYSE guidelines. If these two requirements are met and you have not communicated to us prior to the first vote being issued, we may vote your securities at our discretion on any matters deemed to be routine. We will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date. The following instructions provide specifics regarding the meeting for which this voting form applies. | || | ||| VOTING INSTRUCTION FORM SPECIAL MEETING TURQUOISE HILL RESOURCES LTD. WHEN: TUESDAY, NOVEMBER 01, 2022 AT 10:30A.M. EDT Instruction 1 All proposals for this meeting are considered “routine”. We may vote in our discretion on all proposals, if your instructions are not received. WHERE: Norton Rose Fulbright Canada LLP in room Chapleau located at Place Ville Marie, Suite 2500 Montreal, Quebec, and via live audio webcast online at https://web.lumiagm.com/449028588 If your securities are held by a bank, your securities cannot be voted without your specific instructions. Instruction 2 In order for your securities to be represented at the meeting on one or more matters before the meeting, it will be necessary for us to have your specific voting instructions. If your securities are held by a bank, your securities cannot be voted without your specific instructions. Instruction 3 In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Instruction 4 We have previously sent you proxy soliciting material pertaining to the meeting of shareholders of the company indicated. According to our latest records, we have not as of yet received your voting instruction on the matter(s) to be considered at this meeting and the company has requested us to communicate with you in an endeavor to have your securities voted. **If you hold your securities through a Canadian broker or bank, please be advised that you are receiving the voting instruction form and meeting materials, at the direction of the issuer. Even if you have declined to receive securityholder materials, a reporting issuer is required to deliver these materials to you. If you have advised your intermediary that you object to the disclosure of your beneficial ownership information to the reporting issuer, it is our responsibility to deliver these materials to you on behalf of the reporting issuer. These materials are being sent at no cost to you. To attend the meeting and vote your shares in person or virtually (as applicable) if you wish to attend the meeting, mark the appropriate box on the other side of this form, and a legal proxy will be issued and mailed to you. The legal proxy will grant you or your designate the right to attend the meeting and vote in person or virtually (as applicable), subject to any rules described in the Proxy Statement applicable to the delivery of a proxy. The legal proxy will be mailed to the name and address of the beneficial holder noted above. You need to submit and deliver the legal proxy in accordance with the proxy deposit date and any instructions or disclosures noted in the Proxy Statement. You or your designate must attend the meeting for your vote to be counted. Allow sufficient time for the mailing and return of the legal proxy by the proxy deposit date to the issuer or its agent. Please be advised that if you, the beneficial holder, ask for a legal proxy to be issued, you may have to take additional steps in order for the proxy to be fully effective under applicable law. For example, it may be necessary that you deposit the legal proxy with the issuer or its agent in advance of the meeting. Further, if a legal proxy is issued, all other voting instructions given on this voting instruction form will not be effective. PLEASE SEE OVER $52867- This Voting Instruction Form confers discretionary authority to vote on such other business as may properly come before the meeting or any adjournment thereof. Disclosure of Information - Electing to Receive Financial Statements or Requesting Meeting Materials By electing to receive the financial statements or requesting meeting materials, your name and address may b1 H3B 1R1

VOTING INSTRUCTION FORM TURQUOISE HILL RESOURCES LTD. SPECIAL MEETING TUESDAY, NOVEMBER 01, 2022 AT 10:30 A.M. EDT FOR HOLDERS AS OF SEPTEMBER 19, 2022 OCTOBER 28, 2022 CUID: CUSIP: MEETING TYPE: MEETING DATE: RECORD DATE: PROXY DEPOSIT DATE: ACCOUNT NO: 900435207 CONTROL NO.: S52868- 1 1 E 1 OF 1 STEP 2 APPOINTEE(S): R. Peter Gillin, Maryse Saint-Laurent, George R. Burns IF YOU WISH TO ATTEND THE MEETING OR DESIGNATE ANOTHER PERSON TO ATTEND, VOTE AND ACT ON YOUR BEHALF AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, OTHER THAN THE PERSON(S) SPECIFIED ABOVE, PRINT YOUR NAME OR THE NAME OF THE OTHER PERSON ATTENDING THE MEETING IN THE SPACE PROVIDED HEREIN. UNLESS YOU INSTRUCT OTHERWISE, THE PERSON WHOSE NAME IS WRITTEN IN THIS SPACE WILL HAVE FULL AUTHORITY TO ATTEND, VOTE AND OTHERWISE ACT IN RESPECT OF ALL MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, EVEN IF THESE MATTERS ARE NOT SET OUT IN THE FORM OR THE CIRCULAR. FOR VIRTUAL MEETINGS, YOU MAY NEED TO COMPLETE ADDITIONAL INFORMATION OR TAKE ADDITIONAL ACTION FOR YOU OR YOUR APPOINTEE TO ATTEND THE MEETING. APPOINT A PROXY (OPTIONAL) PLEASE PRINT APPOINTEE NAME ABOVE STEP 3 COMPLETE YOUR VOTING DIRECTIONS ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY BOLD TEXT OVER THE BOXES (FILL IN ONLY ONE BOX PER ITEM IN BLACK OR BLUE INK) 1 To consider and, if deemed advisable, to pass, with or without variation, a special resolution, the full text of which is outlined in Appendix A of the accompanying management proxy circular (the ‘Circular “), to approve an arrangement pursuant to section 195 of the Business Corporations Act (Yukon) involving the Corporation, Rio Tinto International Holdings Limited and Rio Tinto plc, the whole as described in the Circular. *NOTE* If you appoint a proxyholder other than the proxyholders listed above, YOU MUST return your voting instruction form by mail or Internet to TSX Trust and YOU MUST ALSO either complete the online form at https://www.tsxtrust.com/control-number- request or call TSX Trust at 1-866-751-6315 (toll free in Canada and the United States) or 1-212-235-5754 (other countries) by 10:30 a.m. (Montreal Time) on October 28, 2022 (or if the Meeting is adjourned or postponed, 48 hours, excluding Saturdays, Sundays and statutory holidays, prior to the commencement of the reconvened Meeting) to properly register your proxyholder, so that TSX Trust may provide such proxyholder with a 13-digit proxyholder control number via email. Such 13- digit proxyholder control number will differ from the Control Number set forth in this voting instruction form. RECOMMENDATION: FOR AGAINST FOR STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED ISSUER CONFIRMATION COPY - INFO ONLY* SIGNATURE(S) *INVALID IF NOT SIGNED* M M D D Y Y

2601 14TH AVENUE MARKHAM, ON L3R 0H9 Broadridge™ TURQUOISE HILL RESOURCES LTD. SUITE 3680 1 PLACE VILLE-MARIE MONTREAL, QC H3B 3P2 CANADA VOTING INSTRUCTION FORM SPECIAL MEETING TURQUOISE HILL RESOURCES LTD. WHEN: TUESDAY, NOVEMBER 01, 2022 AT 10:30 A.M. EDT WHERE: Norton Rose Fulbright Canada LLP in room Chapleau located at Place Ville Marie, Suite 2500 Montreal, Quebec, and via live audio webcast online at https://web.lumiagm.com/449028588 STEP 1 REVIEW YOUR VOTING OPTIONS ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW. SCAN TO VIEW MATERIAL AND VOTE NOW BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS VOTING INSTRUCTION FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING. 18062020 BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS VOTING INSTRUCTION FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING. 18062020 WE NEED TO RECEIVE YOUR VOTING INSTRUCTIONS AT LEAST ONE BUSINESS DAY BEFORE THE PROXY DEPOSIT DATE. CONTROL NO.: PROXY DEPOSIT DATE: OCTOBER 28, 2022 The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. Dear Client: A meeting is being held for securityholders of the above noted issuer. 1. You are receiving this Voting Instruction Form and the enclosed meeting materials at the direction of the issuer as a beneficial owner of securities. You are a beneficial owner because we, as your intermediary, hold the securities in an account for you and the securities are not registered in your name. 2. Votes are being solicited by or on behalf of the management of the issuer. 3. Even if you have declined to receive materials, a reporting issuer is entitled to deliver these materials to you and if requested to do so, it is our responsibility to forward them. These materials are being sent at no cost to you, in the language you requested, if available. 4. Unless you attend the meeting and vote in person or virtually (as applicable), your securities can only be voted through us as registered holder or proxyholder of the registered holder in accordance with your instructions. We cannot vote for you if we do not receive your voting instructions. Please provide your voting instructions to us promptly using one of the available voting methods or complete and return this form. We will submit a proxy vote on your behalf according to the voting instructions you provide, unless you elect to attend the meeting and vote in person or virtually (as applicable). 5. When you give us your voting instructions, you acknowledge that: • You are the beneficial owner or are authorized to provide these voting instructions; and You have read the material and the voting instructions on this form. 6. You may not present this Voting Instruction Form at the meeting in order to vote. 7. To attend and vote your shares at the meeting: • Write your name or the name of your designate to act on your behalf on the “Appointee” line on the other side of this form, sign and date the form, and return it by mail, or •Go to ProxyVote.com (if available) and insert the name in the “Change Appointee(s)” section on the voting site. • For virtual meetings, you may need to complete additional information or take additional action for you or your Appointee to attend the meeting. Refer to the meeting material accompanying this voting instruction form for details. You, or your designate, as the named “Appointee”, must attend the meeting for your vote to be counted. 8. Unless prohibited by law or you instruct otherwise, the Appointee(s) or the person whose name is written in the space provided will have full authority to attend and otherwise act at, and present matters to the meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require assistance, please contact the person who services your account. 9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate. 10. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct. 11. The Appointee named in this form will exercise the voting rights attached to the securities in accordance with the instructions given. In the absence of any specific instructions as to voting being provided by you on this form, the item(s) will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee. 12. This Voting Instruction Form should be read in conjunction with the accompanying management proxy circular. 13. To ensure that your instructions are received in sufficient time to be processed, please ensure that the Voting Instruction Form is received by us or voted online at least one business day before the proxy deposit date noted above or the proxy deadline specified in the management proxy circular. Voting instructions received on the proxy deposit date or later may not be able to be included in the final tabulation. This Voting Instruction Form confers discretionary authority to vote on such other business as may properly come before the meeting or any adjournment thereof. If you have any questions or require help, please contact the person who services your account. Disclosure of Information - Electing to Receive Financial Statements or Requesting Meeting Materials By electing to receive the financial statements or requesting meeting materials, your name and address may be provided to the reporting issuer (or its agent) for mailing purposes. PLEASE SEE OVER H3B 1R1